UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 7, 2007
                                                         ----------------



                          CLAYTON WILLIAMS ENERGY, INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                    001-10924              75-2396863
 -------------------------------    -----------------    -----------------------
 (State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)



6 Desta Drive, Suite 6500, Midland, Texas                      79705-5510
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip code)



       Registrant's Telephone Number, including area code: (432) 682-6324


                                 Not applicable
             -------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
            Exchange Act (17 CFR 240.14d-2 (b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
            Exchange Act (17 CFR 240.13e-4 (c))

In accordance with General Instruction B.2. of Form 8-K, all of the information furnished in Items 2.02 and 7.01 of this report and the accompanying exhibits shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 2.02 - Results of Operations and Financial Condition
---------   ---------------------------------------------

On November 7, 2007,  the Company  issued the news  release  attached  hereto as
Exhibit 99.1 reporting the financial results of the Company for the quarter ended September 30, 2007.

Item 7.01 - Regulation FD Disclosure
---------   ------------------------

The news release issued by the Company on November 7, 2007 included estimates for planned expenditures for exploration and development activities for fiscal 2007. The Company hereby incorporates by reference into this Item 7.01 of Form 8-K the portion of the news release attached as Exhibit 99.1 related to these estimated expenditures. This information was furnished to update public disclosure of the Company's plans for exploration and development expenditures for 2007. The Company cautions users of this information that the estimates provided in this Exhibit 99.1 are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates. The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.


Item 9.01 - Financial Statements and Exhibits
---------   ---------------------------------

The following exhibit is provided as part of the information furnished under Items 2.02 and 7.01 of this report.

            Exhibit
            Number                            Description
          ----------     -------------------------------------------------------

             99.1 News release dated November 7, 2007 by Clayton Williams Energy, Inc. announcing third quarter 2007 results and planned expenditures for exploration and development activities for fiscal 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CLAYTON WILLIAMS ENERGY, INC.


Date:    November 7, 2007                By:  /s/ L. Paul Latham
                                              ----------------------------------
                                              L. Paul Latham
                                              Executive Vice President and Chief
                                                Operating Officer



Date:    November 7, 2007                By:  /s/ Mel G. Riggs
                                              ----------------------------------
                                              Mel G. Riggs
                                              Senior Vice President and Chief
                                                Financial Officer